                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          LEADING EDGE PACKAGING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

Notes:

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                    July 3, 1997

To the Stockholders of
LEADING EDGE PACKAGING, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of LEADING EDGE PACKAGING, INC. (the "Company") will be held at The Peninsula Hotel, 700 Fifth Avenue, Rejane Room, 3rd Floor, New York, New York, on Monday, July 28, 1997 at 9:00 a.m. (New York time) for the following purposes:

        1. To elect the directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

        2. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1998;

        3. To consider and vote upon a proposal to adopt the Company's 1997 Associate Stock Option Plan; and

        4. To transact such other business as may properly come before the meeting.

                                          By Order of the Board of Directors
                                          CASEY K. TJANG, SECRETARY

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 10, 1997 WILL BE ENTITLED TO NOTICE OF OR TO VOTE AT THE MEETING, OR ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                     [LOGO]

                                350 FIFTH AVENUE
                                   SUITE 3922
                            NEW YORK, NEW YORK 10118

                           MANAGEMENT PROXY STATEMENT
                 ANNUAL MEETING OF STOCKHOLDERS, JULY 28, 1997

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Leading Edge Packaging, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at The Peninsula Hotel, 700 Fifth Avenue, Rejane Room, 3rd Floor, New York, New York, on Monday, July 28, 1997, at 9:00 a.m. (New York time), or at any adjournment thereof (the "Annual Meeting"). Proxy material is being mailed beginning on July 7, 1997 to the Company's stockholders of record on the record date. The total number of shares of the Common Stock outstanding and entitled to vote on June 10, 1997 is 3,312,500.

    The purposes of the Annual Meeting are: (1) to elect directors, (2) to consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1998, (3) to consider and vote upon a proposal to adopt the Company's 1997 Associate Stock Option Plan, and (4) to transact such other business as may properly come before the meeting and at any adjournment thereof.

                    PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL 1: ELECTION OF DIRECTORS.

    At the Annual Meeting, five directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted for the persons named below, by the persons designated as proxies, both of whom are now directors of the Company. Should any of these nominees become unable to accept nomination or election (which is not anticipated), it is the intention of the persons designated as proxies to vote for the election of the remaining nominees named and for such substitute nominees as the management may recommend.

    The nominees are: Lip-Boon Saw, Casey K. Tjang, Peter L. Coker, Robert B. Goergen and Richard Fung-Gea Wong.

    Directors are elected by a plurality of shares of Common Stock represented at the Annual Meeting.

INFORMATION WITH RESPECT TO NOMINEES

    Information with respect to each nominee is set forth below. Additional information with respect to officers, directors and major stockholders of the Company, including their percentage ownership in the Company's voting stock, is set forth on pages 4-8.

LIP-BOON SAW, age 40, has served as Chairman, Chief Executive Officer and Director of the Company since April 1996. He served as the Company's President from its inception through April 1996. From April 1994 until the time of the Company's initial public offering he was also the Managing Director of Rich City International Packaging Limited ("Rich City"), the Company's parent. He continues to serve as a director of Rich City. Mr. Saw is the founder and sole stockholder of L.B. Saw and Associates, Ltd., an investment firm in Hong Kong, and has served as its Chairman since October 1992. Mr. Saw served as the Managing Director of Ullmann Saw Associates, an investment advisory firm, from January 1990 until October 1992. He currently serves on the boards of directors of various privately-held manufacturing and investment advisory companies. Mr. Saw spends a significant portion of his time in Hong Kong.

CASEY K. TJANG, age 57, has served as Chief Financial Officer and Secretary of the Company since 1996 and has been a Director of the Company since its inception in 1995. Mr. Tjang served as Executive Director and President of Starlite Holdings Limited (a public company listed on The Stock Exchange of Hong Kong, Limited), from 1993 to 1995, and was responsible for facilitating the acquisition of exclusive rights to distribute Hallmark greeting cards in the Peoples' Republic of China (the "PRC") and of paper consumer products of Warner Bros. characters in the PRC and Southeast Asia. From 1991 to 1993, Mr. Tjang served as President and Chief Executive Officer of First Merchant Bankers, Inc., a company specializing in corporate finance and international trading. From 1979 to 1991, Mr. Tjang was the Managing Director and Vice President of the International Department of Midlantic National Bank, managing corporate finance, import-export and project finance transactions. Presently, he serves on the board of directors of Kent Financial Services, Inc., a public company, and is the Executive Director of Andrew-Case International Limited, a corporate finance firm.

PETER L. COKER, age 54, has served as a Director of the Company since 1996. Mr. Coker has been a director, Executive Vice President and a member of the Investment Policy Committee of American Asset Management Company, New York since 1978. From 1968 to 1977 he was Assistant Vice President/ Investment Officer of Bethlehem Steel Corporation with investment responsibilities for its self-managed pension fund. From 1977 to 1978, Mr. Coker was a senior officer at McGlinn Investment Service, Reading, Pennsylvania He currently sits on the boards of directors of Remote Source Lighting International, Inc., Sweetbrier Foods, Inc., Persimmon IT, Inc. and North Carolina State University Endowment Fund. He is also a member of the New York Society of Security Analysts.

ROBERT B. GOERGEN, age 59, has served as a Director of the Company since 1996. Since 1977, he has been the Chairman, and since 1978, the Chief Executive Officer, of Blyth Industries, Inc., a public company and manufacturer and importer of candles, home decorating accessories and home fragrance products. Mr. Goergen has served as President of Blyth Industries, Inc. since 1994. From 1990 to the present, Mr. Goergen has served as Chairman of XTRA Corporation, a public company in the trailer leasing industry. From 1979 to the present, he has been Chairman of The Ropart Group, a private company, whose business is investing in securities for its own account. Mr. Goergen currently serves as a director of Blyth Industries, Inc. and XTRA Corporation and serves on the Compensation Committee of XTRA Corporation.

RICHARD FUNG-GEA WONG, age 40, has served as a Director of the Company since 1995. From July 1994 to the present, Mr. Wong has served as the Executive Director of Rich City, responsible for the supervision of the administration, logistics and finance related matters. From October 1992 through June 1994, Mr. Wong served as Manager of L.B. Saw & Associates, Ltd. From October 1990 until October 1992, Mr. Wong served as General Manager of Lolliman Holdings Ltd., an investment and property holding company. Mr. Wong will continue to spend a significant portion of his time in Hong Kong.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

    In the last fiscal year the Board of Directors held one regularly scheduled meeting and did not hold any special meetings. All other actions by the Board of Directors were taken by unanimous written consent.

    The Company has a Compensation Committee and an Audit Committee of the Board of Directors, each consisting of two independent outside directors. The members of the Compensation Committee are Lip-Boon Saw, Peter L. Coker and Robert B. Goergen. The members of the Audit Committee are Casey K. Tjang, Peter L. Coker and Robert B. Goergen. The Compensation Committee's function is to approve the compensation packages (salary and bonus) of the Chief Executive Officer and the named executive officers appearing in the Summary Compensation Table on page 7, to administer the Company's 1996 Incentive Stock Option Plan and the 1997 Associate Stock Option Plan and to review the Company's compensation policies for all executive officers. The Compensation Committee held one meeting in fiscal 1997. The Audit Committee recommends to the Board of Directors the engagement of the independent auditors of the Company and reviews with the independent auditors the scope and results of the Company's audits, the professional services furnished by the independent auditors to the Company and the auditors' management letter which comments on the Company's internal accounting controls. The Audit Committee met once during fiscal 1997. The Company does not have a special nominating or other committee charged with the search for and recommendation to the Board of potential nominees for director. This function is performed by the Board, which considers all recommendations for potential nominees.

    Directors who are not officers receive $1,000 per year as well as $500 per meeting attended plus any costs to attend the meeting.

PROPOSAL 2: APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
  AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

    The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1998, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte Touche Tomahtsu, an affiliate of Deloitte & Touche LLP, has audited the Company's financial statements since its initial public offering. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The Board of Directors recommends a vote "For" this proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1998.

PROPOSAL 3: ADOPTION OF THE COMPANY'S 1997 ASSOCIATE STOCK OPTION PLAN.

    The 1997 Associate Stock Option Plan (the "1997 Plan") is intended to enable the Company to provide an incentive to attract and retain qualified employees, consultants and directors (collectively, the "Associates") to serve the Company and to further the identity of interests of the Associates and stockholders of the Company. The Plan provides for the grant of non-qualified stock options to non-family outside directors, consultants hired by the Company and employees not otherwise qualified to receive options under the 1996 Incentive Stock Option Plan (the "1996 Plan"). Until December 5, 1998, options to purchase a maximum of 312,500 shares of the Company's Common Stock in the aggregate, taken together with options issued under the 1996 Plan, may be granted under the 1997 Plan. After December 5, 1998, the maximum number of shares underlying options issuable under the 1997 Plan will be 400,000.

    The 1997 Plan was approved by the Company's Board of Directors at its meeting on June 18, 1997, subject to the approval of the stockholders. The 1997 Plan would be administered by the Compensation Committee, subject to the discretion of the full Board of Directors.

    The exercise price per share will be equal to 110% of the closing price of the Company's Common Stock on the Nasdaq National Market on the day prior to the date of grant but will in no event be less than $6.00 per share.

    The Board of Directors believes that approval of the 1997 Plan is in the best interests of all stockholders and recommends a vote "For" this Proposal.

    The favorable vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting is needed to approve this Proposal No. 3.

                            SECTION 16(A) REPORTING

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's Common Stock, to file with the Securities and Exchange Commission and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1997, all Section 16(a) filing requirements applicable to its officers and directors were complied with except that Messrs. Saw, Wong, Chu, Tjang, Ben-Moshe and Goergen failed to timely file their initial Forms 3 with respect to the Company's Common Stock. No new transactions in the Company's securities were reported on the forms for Messrs. Saw, Wong, Chu, Tjang or Ben-Moshe. Messrs. Saw and Wong reported their indirect beneficial ownership of shares held by Rich City, which results from their respective positions held with Rich City. Both of them disclaim beneficial ownership of these securities. Mr. Goergen reported 15,000 shares purchased on December 5, 1996 in a Form 5 filed at the end of the Company's fiscal 1997.

                     HOLDINGS OF MANAGEMENT AND OF HOLDERS
                  OF 5% OR MORE OF THE COMPANY'S COMMON STOCK

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 10, 1997 by (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on June 10, 1997;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                                     AMOUNT AND
                                                                                      NATURE OF
                                                                                     BENEFICIAL
                                                                                      OWNERSHIP       PERCENT OF
                                                                                        AS OF         OUTSTANDING
                                         ADDRESS OF BENEFICIAL OWNER                JUNE 10, 1997       SHARES
                                         -----------------------------------------  -------------  -----------------
Rich City International (1)
  Packaging Limited....................  Rm. 402-3 Join-in Hang Sing Centre,           1,875,000              57%
                                         71-75 Container Port Road
                                         Kwai Chung, N.T. Hong Kong

Lip-Boon Saw, Chairman (2)
  and Chief Executive Officer..........  350 Fifth Avenue, Suite 3922                  1,875,000              57%
                                         New York, NY 10118

Peter Yu-Siu Chu, President and Chief
  Operating Officer....................  350 Fifth Avenue, Suite 3922                    --
                                         New York, NY 10118

Dan Ben-Moshe, Vice President,
  Marketing and Sales..................  350 Fifth Avenue, Suite 3922                    --
                                         New York, NY 10118

                                                                                     AMOUNT AND
                                                                                      NATURE OF
                                                                                     BENEFICIAL
                                                                                      OWNERSHIP       PERCENT OF
                                                                                        AS OF         OUTSTANDING
                                         ADDRESS OF BENEFICIAL OWNER                JUNE 10, 1997       SHARES
                                         -----------------------------------------  -------------  -----------------
Casey K. Tjang, Chief Financial
  Officer, Secretary and Director......  350 Fifth Avenue, Suite 3922                    --
                                         New York, NY 10118

Robert B. Goergen, Director............  c/o Blyth Industries, Inc.                       15,000           *
                                         100 Field Point Road
                                         Greenwich, CT 06830-6442

Peter L. Coker, Director...............  1305 Statestone Ct.                             --
                                         Raleigh, NC 27615

Richard Fung-Gea Wong, Director (2)....  350 Fifth Avenue, Suite 3922                  1,875,000              57%
                                         New York, NY 10118

All Directors and Officers as a
  Group................................                                                1,890,000              57%

(1) Rich City is an indirect wholly-owned subsidiary of Chung Hwa Development Holdings Limited, a company whose securities are listed on The Stock Exchange of Hong Kong Limited.

(2) Messrs. Saw and Wong are directors of Rich City and both disclaim beneficial ownership of securities with respect to which their ownership is specified.

*   Represents less than 1% of the Company's outstanding Common Stock.

                              CERTAIN TRANSACTIONS

    The Company entered into an Assignment and Distribution Agreement (the "Distribution Agreement"), effective April 1, 1996, with Rich City, the Company's majority stockholder. Under the Distribution Agreement, Rich City assigned to the Company the exclusive rights for North America to market, distribute, sell and warehouse the packaging products which Rich City had supplied in the United States and Canada. In addition, all sales of packaging products in North America, as well as all sales of such products in Hong Kong or elsewhere for delivery into North America, for which sales Rich City rendered invoices after March 31, 1996, are for the account of the Company. The Distribution Agreement also grants to the Company the exclusive ancillary right to customize those products. To facilitate the assignment to the Company of these exclusive rights under the Distribution Agreement, Rich City has also assigned to the Company its lists of actual and potential North American customers for the packaging products. Furthermore, Rich City has agreed to refer to the Company all inquires it receives in Hong Kong with respect to sales of packaging products for delivery into North America. Under the Distribution Agreement the Company can expand those exclusive rights to South America upon payment of one or more annual royalties on terms at least as favorable to the Company as those contained in the Distribution Agreement.

    Under the Distribution Agreement, the Company is to pay Rich City a royalty of $2,000,000, in installments to commence with the Company's fiscal year ending March 31, 1999. The amount of any installment should be the arithmetic average of two percent of net sales of the Company and 10% of the Company's earnings before taxes in the prior fiscal year. No installment is payable with respect to any fiscal year unless the Company in the prior year has both net sales of at least $25,000,000 and earnings before taxes of at least $3,000,000. The Distribution Agreement requires that the Company give to Rich City the right of first refusal to supply packaging products on no less favorable terms and conditions than those offered by a third party. As to any product which Rich City fails to exercise such right of first refusal, the Company may purchase that product from any other source. To maintain the exclusive rights, the Company must meet certain minimum sales increases per annum specified below.

    The term of the Distribution Agreement is for a period of ten years and, thereafter, is automatically renewed for successive additional one year periods. Either party may terminate the Distribution Agreement on notice to the other in the event that the other party suffers a severe financial reversal, such as the filing of a petition in bankruptcy, or a governmental expropriation or condemnation of material assets or capital stock, or a dissolution or liquidation. Furthermore, the Distribution Agreement can be terminated in the event that a defaulting party breaches a material term of the Distribution Agreement and fails to remedy such breach within a 90 day cure period. Under the Distribution Agreement the Company must maintain its Manhattan showroom as well as its trained sales force to promote the sale of the packaging products; conduct promotional campaigns and marketing strategies to stimulate sales of products; attend trade fairs and expositions to market the packaging products; and maintain its customization capability. In turn, Rich City is required to allocate the manufacturing facilities it uses so as to give first priority to the acceptance and fulfillment of the Company's purchase orders.

    The Company's exclusive rights under the Distribution Agreement are converted to non-exclusive rights in the event that (i) the Company fails to pay timely (including a 60 day grace period running from the notice of such non-payment) an installment of the $2,000,000 royalty described above; or (ii) if in any given fiscal year the Company fails to increase its sales of the packaging products in North America in accordance with the cost of living formula contained in the Distribution Agreement and the parties fail to negotiate the minimum sales requirement to a level which the Company can satisfy. This minimum sales increase requirement is not effective if general economic conditions in North America mitigate against such growth, or if the Company can demonstrate good cause for the failure to meet the minimum sales for the year in which such failure occurred.

    When the Company places an order with Rich City, the Distribution Agreement requires the Company to advance to Rich City that estimated portion of the purchase price representing the costs of materials for the products under that order. Rich City's invoices to the Company are to contain appropriate credits to reflect payments made for these advances.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

    In addition to the directors who serve as executive officers of the Company, and whose biographical information appears on pages 1 and 2 above, the following individuals are also executive officers of the Company:

    PETER YU-SIU CHU, age 44, has served as President and Chief Operating Officer of the Company since September 1996. From April 1994 until the time of this offering, he was the General Manager of Production and Operations of Rich City, the Company's parent. As such, he was responsible for coordinating the production of packaging products by Rich City's affiliates in the PRC and the distribution operations of Rich City, including supervision of staff dedicated to these operations. From 1987 through March 1994, he served as General Manager of Production of Contimach Ltd., a PRC-based manufacturer of power transmission products, where he supervised the company's production process.

    DAN BEN-MOSHE, age 39, has served as Vice President, Marketing and Sales of the Company since September 1996. From 1994 to the present, Mr. Ben-Moshe was the President of Astucci U.S., Ltd, a wholesale distributor of packaging products, where he was responsible for obtaining brand name optical manufacturing accounts for the company. From 1991 to 1994, he served as a marketing agent for Jewelpak Corp., a wholesale distributor of packaging products, where he sold packaging products to manufacturers and retailers of jewelry, watches and eyewear.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the annual compensation for the Chief Executive Officer and all other executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG TERM COMPENSATION
                                                                                                    ------------------------------
                                                                                                      AWARDS
                                                                   ANNUAL COMPENSATION              -----------       PAYOUTS
                                                        ------------------------------------------  SECURITIES   -----------------
                                                                                   OTHER ANNUAL     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR       SALARY       BONUS       COMPENSATION       OPTIONS      COMPENSATION
-------------------------------------------  ---------  ----------  -----------  -----------------  -----------  -----------------
Lip-Boon Saw, Chairman and Chief Executive
  Officer..................................       1997  $  120,000      --              --              60,000          --
Peter Yu-Siu Chu, President and Chief
  Operating Officer........................       1997      40,000      --              --              50,000          --
Dan Ben-Moshe, Vice President, Marketing &
  Sales....................................       1997      32,000      --              --              50,000          --
Casey K. Tjang, Chief Financial Officer and
  Secretary................................       1997      32,000      --              --              40,000          --

COMPENSATION OF DIRECTORS

    Non-employee directors of the Company are paid a fee of $1,000 per year (payable at the end of the year) as well as $500 per meeting attended plus costs of attending the meeting (payable after the meeting's adjournment).

    Subject to its approval of the Company's stockholders at the Annual Meeting, non-employee directors will be eligible to participate in grants of stock options under the 1997 Plan. Upon such approval, options previously granted under the 1996 Plan to such directors will be replaced with options under the 1997 Plan on terms no less favorable to such directors.

                        1996 INCENTIVE STOCK OPTION PLAN

    Executive officers may receive, in addition to their salaries and other compensation, options for the Company's Common Stock. Prior to its initial public offering, the Company adopted the 1996 Plan under which stock options may be granted to such officers, directors and/or, employees of the Company as the Compensation Committee selects. 312,500 shares of Common Stock are reserved for that purpose, 250,000 of which have been granted as of the date of this Proxy Statement. Stock options entitle the holder to acquire shares of Common Stock during a fixed period at an exercise price equal to the greater of (i) 110% of the fair market value of the Common Stock at the time of grant and (ii) the initial public offering price per share in this offering. Payment by option holders upon exercise of an option may be made only in cash.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

    During fiscal 1997, the following stock options were granted:

                                                  INDIVIDUAL GRANTS
                                            ------------------------------                            POTENTIAL REALIZABLE VALUE
                                                            PERCENTAGE
                                             NUMBER OF       OF TOTAL                                 AT ASSUMED ANNUAL RATES OF
                                            SECURITIES        OPTIONS                                  STOCK PRICE APPRECIATION
                                            UNDERLYING        GRANTED                                      FOR OPTION TERM
                                              OPTIONS        EMPLOYEES      EXERCISE OR  EXPIRATION   --------------------------
NAME                                          GRANTED          IN FY        BASE PRICE      DATE           5%           10%
------------------------------------------  -----------  -----------------  -----------  -----------  ------------  ------------
Lip-Boon Saw..............................      60,000              24%     $7.15 per      12/11/06     206,268.90    582,559.56
                                                                            share
Peter Yu-Siu Chu..........................      50,000              20%          '            '         171,890.75    485,466.30
Dan Ben-Moshe.............................      50,000              20%          '            '         171,890.75    485,466.30
Casey K. Tjang............................      40,000              16%          '            '         137,512.60    388,373.04
Peter L. Coker (1)........................      15,000               6%          '            '          51,567.23    145,639.89
Robert B. Goergen (1).....................      15,000               6%          '            '          51,567.23    145,639.89
Richard Fung-Gea Wong (1).................      20,000               8%          '            '          68,756.30    194,186.52

------------------------

(1) Options granted to non-employee directors under the 1996 Plan will be replaced with options under the 1997 Plan, subject to the stockholders' approval of the 1997 Plan at the Annual Meeting.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

    No options issued by the Company were exercisable or "in-the-money" in fiscal 1997. The following table lists the number of securities underlying unexercised options at March 31, 1997:

                                                                                       NUMBER OF
                                                                                      SECURITIES
                                                                                      UNDERLYING        VALUE OF UNEXERCISED
                                                                                  UNEXERCISED OPTIONS  IN-THE-MONEY OPTIONS AT
                                                                                       AT FY-END               FY-END
                                                                                  -------------------  -----------------------
                                          SHARES ACQUIRED                            EXERCISABLE/           EXERCISABLE/
NAME                                        ON EXERCISE        VALUE REALIZED        UNEXERCISABLE          UNEXERCISABLE
--------------------------------------  -------------------  -------------------  -------------------  -----------------------
Lip-Boon Saw..........................          --                   --                 -- /60,000               --
Peter Yu-Siu Chu......................          --                   --                 -- /50,000               --
Dan Ben-Moshe.........................          --                   --                 -- /50,000               --
Casey K. Tjang........................          --                   --                 -- /40,000               --
Peter L. Coker........................          --                   --                 -- /15,000               --
Robert B. Goergen.....................          --                   --                 -- /15,000               --
Richard Fung-Gea Wong.................          --                   --                 -- /20,000               --

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

GENERAL

    INTRODUCTION. The Compensation Committee (the "Committee"), with Lip-Boon Saw as its Chairman, is responsible for determining the compensation to be paid to the Company's executive officers. The Committee is also responsible for making policy decisions regarding recruitment and compensation of executive officers and key employees.

    The Committee's philosophy with respect to the compensation of the Company's executive officers is (i) to provide a fair and competitive compensation package that enables the Company to attract and retain experienced and qualified executives and align their compensation with the Company's overall business strategies and goals, and (ii) to create an internal executive incentive initiative by allowing the Committee to grant key personnel an equity stake in the Company through stock options.

    To this end, the Committee determines executive compensation with a focus on individual levels of responsibility and the Company's overall performance. The primary components of the Company's executive compensation program are base salaries and stock options.

    ADDING EXECUTIVE STAFF. The Company plans to recruit additional marketing and sales personnel to increase sales and pursue the market of high quality paper shopping bags, premium paper items and specialty paper boxes. Adding such additional personnel, is part of the Company's aggressive growth strategy in this estimated $350 million-per-year U.S. market. This will compliment the Company's current packaging business and offer a broader product line to the Company's customers. In furtherance of this strategy, Mr. Sung Ki Park has joined the Company to head this new products group with an annual salary of $72,000.

    STOCK OPTIONS. All of the Company's executive officers are eligible to receive options under the 1996 Plan. However, non-employees, including directors, were not eligible under the 1996 Plan. The 1997 Plan, which will be presented to the stockholders at the Annual Meeting and was approved by the entire board of directors at its meeting on June 18, 1997, gives the Committee the authority to award stock options to deserving individuals, other than employee's, who have performed well. Under the 1997 Plan, any key person who's performance is exceptional, may be assigned stock options as both a motivating tool and an incentive by which the Committee can reward such performance. There are 312,000 stock options available in the aggregate for distribution by the Committee, 250,000 of which have been granted.

EMPLOYMENT AGREEMENTS

    Effective April 1, 1996, the Company entered into an employment agreement with Lip-Boon Saw as Chairman and Chief Executive Officer for an initial term of three years. The agreement provides for a salary of $120,000 for the first year. On September 23, 1996, the Company entered into employment agreements, which became effective upon the consummation of the Company's initial public offering, with Peter Yu-Siu Chu as President and Chief Operating Officer, Casey K. Tjang as Chief Financial Officer and Secretary, and Dan Ben-Moshe as Vice President/Marketing and Sales. Each of these agreements is for an initial term of three years.

    The employment agreements with Messrs. Chu, Tjang and Ben-Moshe provide for initial annual salaries of $96,000, $60,000 and $96,000, respectively. The base salaries for the all executives, under their respective employment agreements, were unchanged through March 31, 1997. Effective April 1, 1997, Mr. Tjang's annual base salary was increased to $84,000 from $60,000.

    The employment agreements with Messrs. Saw, Chu, Tjang and Ben-Moshe each provide that salaries for the second and third years may be determined by the Board of Directors. Each agreement also provides for bonuses as may be determined by the Board of Directors in its sole discretion. Each agreement may be terminated by either the Company or the employee on six months' prior notice, and prohibits the employee from soliciting other Company employees during the two-year period following his termination of employment. Mr. Saw's employment agreement also provides that for two years after the termination of his employment, he will not have an ownership interest in, nor be employed by, any business which directly competes with the business of the Company. With the exception of Mr. Saw, who is required to devote a majority of his time and efforts to the Company's business, Messrs. Chu, Tjang and Ben-Moshe are required to devote their full time and efforts to the business of the Company.

    No bonuses have been issued to the Company's executive officers and no bonuses are planned in the 1998 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Lip-Boon Saw, the Company's Chairman and Chief Executive Officer, is a member of the Committee. His presence on the Committee creates a possible conflict of interest inasmuch as the Committee sets the compensation level for the Chairman and Chief Executive Officer each year, along with that of the other executive officers. The compensation levels set by the Committee are subject to approval by the entire Board of Directors. Mr. Saw is also a Director of Rich City, which owns a majority of the Company's outstanding Common Stock.

                                          Submitted by:
                                          Lip-Boon Saw
                                          Peter L. Coker
                                          Robert B. Goergen

                          FOUR MONTH PERFORMANCE GRAPH
               COMPARISON OF FOUR MONTH CUMULATIVE TOTAL RETURN*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE                                        PRICE
               Leading Edge Packaging,
                                  Inc.    Nasdaq Composite   Nasdaq Non-Financial Index
12/2/96                           $100                $100                         $100
3/31/97                         $84.70              $92.20                       $94.10

------------------------

* Assumes $100 invested on December 2, 1996 in Leading Edge Packaging, Inc. Common Stock and the Nasdaq Composite and Non-Financial Index.

    The preceding Report of the Compensation Committee and Performance Graph are not "soliciting material", are not deemed "filed" with the SEC and are not intended to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              GENERAL INFORMATION

INFORMATION AS TO VOTING SECURITIES

    Holders of shares of Common Stock have the right to one vote for each share registered in their names on the books of the Company as of the close of business on June 10, 1997. On such date 3,312,500 shares of Common Stock were outstanding and entitled to vote.

    The close of business on June 10, 1997 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

    The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted for the election of the named nominees to the Company's Board of Directors, for the ratification of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1998 and for the 1997 Plan. Proxies are revocable at any time before they are exercised by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the Company.

METHOD AND EXPENSE OF PROXY SOLICITATION

    The solicitation of proxies will be made primarily by mail by Continental Stock Transfer & Trust Co. Proxies may also be solicited by overnight courier, personally and by telephone by regular employees of the Company at nominal cost.

    The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses for sending proxy material to principals for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.

INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed Deloitte Touche Tomahtsu to audit the accounts of the Company for the fiscal year ended March 31, 1997. Management does not believe it is necessary for stockholders to ratify this appointment due to the satisfactory services of Deloitte Touche Tomahtsu in prior years and the impracticality and undue expense of calling a special stockholders meeting solely for that purpose. There is no requirement under federal or Delaware law or the Company's By-laws that the appointment of independent auditors be approved by stockholders. Management's recommendation for the appointment of Deloitte Touche Tomahtsu was unanimously approved by the Audit Committee of the Board of Directors consisting of Messrs. Tjang, Coker and Goergen.

STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in New York, New York by March 30, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

GENERAL

    The Company's 1997 Annual Report is being mailed to stockholders simultaneously with this Proxy Statement. A copy of the Company's Annual Report on Form 10-K will be furnished to any stockholder who requests the same free of charge (except for Exhibits thereto for which a nominal fee covering reproduction and mailing expenses will be charged).

OTHER MATTERS

    As of the date of this Proxy Statement, other than Proposals 1 and 2 and the election of directors to come before the Annual Meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote all proxies not marked to the contrary in accordance with their judgment on such matters.

                                          By Order of the Board of Directors
                                          CASEY K. TJANG, Secretary

                                                                         ANNEX A

                          LEADING EDGE PACKAGING, INC.
                        1997 ASSOCIATE STOCK OPTION PLAN

    1. PURPOSE. Leading Edge Packaging, Inc. (the "Company") hereby establishes the Leading Edge Packaging, Inc. 1997 Associate Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging participation in the ownership and economic progress of the Company by the Company's Associates (as defined in Section 3) and to provide such Associates with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce. The stock options granted under this Plan will be nonstatutory stock options not intended to qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    2. ADMINISTRATION.

    (a) The Plan will be administered by a Plan committee (the "Committee"), designated by the Board of Directors of the Company (the "Board"), which shall include one or more members of the Board; provided, however, that at any time that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board may appoint members to the Committee, and the Committee must act, only in accordance with the requirements of Rule 16b-3 promulgated pursuant to Section 16(b) of the Exchange Act ("Rule 16b-3"). The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. The Committee may interpret this Plan, prescribe, amend or rescind any rules and regulations necessary or appropriate for the administration of this Plan, and make such other determinations and take such other action as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive, and the decision of the Committee shall be final and binding upon all parties in interest, including the Company and its stockholders. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

    (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

    (c) No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any action or omission to act in connection with this Plan, unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the member or former member may have as director or under the By-laws of the Company.

    (d) The Committee shall have complete authority in its sole discretion to determine which participants under this Plan shall be granted options and the number of shares of the Company's stock to be subject to each option.

    (e) The Committee shall report to the Board annually the names of those Associates granted options during the preceding year, the number of shares covered by each option and the applicable option prices.

    3. ELIGIBILITY. The individuals who shall be eligible to participate in this Plan and to receive options shall be such Associates of the Company or any subsidiary (the "Subsidiary"), within the definition of subsidiary corporation in Section 424(f) of the Code, or any similar provision hereinafter enacted, as the Committee shall from time to time determine. The term "Associate" shall mean:

        (a) any person employed by the Company or any Subsidiary on the basis of an employer-employee relationship who receives remuneration for personal services rendered to the Company;

        (b) any person who renders consulting services to the Company or any Subsidiary; and

        (c) active members of the Board of Directors of the Company or any Subsidiary whether or not, as of the date of any option grant, they are employees of the Company.

    4. STOCK SUBJECT TO PLAN.

    (a) Options may be granted permitting the purchase in the aggregate of not more than 400,000 shares of the Company's common stock, par value, $0.01 per share ("Common Stock") provided that until December 5, 1998 the number of shares issuable pursuant to options granted under this Plan shall not, when aggregated with the shares issuable pursuant to options granted under the Company's 1996 Incentive Stock Option Plan (the "1996 Plan"), exceed 312,500 shares. These shares may consist either in whole or in part of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. If an option granted under this Plan is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to any such option but as to which the option ceases to be exercisable shall again be available for options to be granted under this Plan.

    (b) The total number of shares of the Common Stock as to which an option or options may be granted under this Plan to any one Associate shall not exceed 100,000 shares.

    5. STOCK OPTIONS.

    (a) OPTION PRICE. The price at which options may be granted under the Plan and the effective date of such grant shall be determined as follows:

        (1) The per share option price of the Common Stock subject to each option shall be at least equal to the greater of (x) one hundred ten (110%) percent of the fair market value of a share of Common Stock on the date that the option is granted and (y) six dollars ($6) per share.

        For purposes of this Plan, fair market value of a share of Common Stock shall be determined by reference to the last reported closing price of a share on any national securities exchange upon which the shares of Common Stock are listed (or the average of the closing bid and asked price or other applicable published share quotation if the shares are not then traded on a national securities exchange) on the trading day next preceding the date of the grant or exercise of the option, as the case may be, or the last third party sale within a one-month period prior to the date of grant, or if no such third party sales, the last price at which shares of Common Stock were sold or redeemed by the Company if no public market or pink sheet share quotations then exist for the shares, whichever is applicable.

        (2) Notwithstanding anything to the contrary contained herein, any options issued under this Plan, which are so issued in replacement of or substitution for options previously issued under the 1996 Plan, shall be exercisable at the same exercise price as the options issued under the 1996 Plan which they are intended to replace.

        (3) The Committee shall, after it approves the granting of an option to an Associate, cause the Associate to be notified of such action. The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted irrespective of the date on which the Associate is notified.

    (b) EXERCISE OF OPTION. The right to purchase shares covered by any option or options under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to such optionee as evidenced by a stock option agreement in such form, not inconsistent with this Plan, as the Committee shall approve from time to time. Options granted under the Plan shall be exercised in the following manner:

        (1) The right to purchase shares covered by any option or options granted under this Plan shall not be exercisable until the expiration of twelve months from the date such option is granted except in the event of the death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the optionee within such period, in which event such option or options shall be deemed exercisable for purposes of Section 5(c)(2) hereof without regard to such twelve-month period.

        (2) The Committee may, in its discretion, provide that such option or options may be exercised in whole or in part in installments, cumulative or otherwise, for any period or periods of time specified by the Committee of not less than twelve months nor more than ten years from the date of the grant of the option. Subject to the provisions of subdivision (b)(3) of this
    Section 5, that portion of an option which is exercisable on an installment basis may not be exercised prior to the expiration of the applicable installment period.

        (3) If the optionee shall continue as an Associate during the whole of any period for which an installment of shares shall have been allotted by the terms of any option granted such optionee under this Plan, the option thereupon shall be exercisable with respect to such shares in accordance with the terms and conditions of the grant of such option to such optionee.

        (4) Notwithstanding anything to the contrary contained herein, any options issued under this Plan, which are so issued in replacement of or substitution for options previously issued under the 1996 Plan, shall be deemed to have been granted on the same date as the options issued under the 1996 Plan which they are intended to replace and on terms and conditions no less favorable to the grantee than the options issued under the 1996 Plan, except with respect to tax treatment of the options on their exercise.

    (c) EXPIRATION OR TERMINATION OF OPTION.

        (1) Each option and all rights and obligations thereunder shall, subject to the provisions of subdivision (c)(2) of this Section 5, expire on a date to be determined by the Committee, such date, however, in no event to be later than ten years from the date on which the option is granted.

        (2)(i) In the event an optionee shall cease being an Associate as determined by the Committee, as the result of any reason whatsoever other than "for cause", then an option granted to such optionee shall, to the extent then exercisable, be exercisable within three months after such optionee ceases to be an Associate. Following the expiration of such three-month period, any option granted to such optionee shall terminate and may no longer be exercised.

        (ii) If the optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while an Associate, such option (without regard to any installment limitations provided in Section 5(b)(2)) hereof may, within one year after such optionee ceases to be an Associate (or within such shorter period as may be specified in the option by the Committee), be exercised by such optionee or the person or persons to whom the optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent by any person after the expiration of the option according to its terms.

        (iii) In the event an optionee shall cease to be an Associate as the result of any circumstance other than those referred to above in subdivision
    (c)(2)(i) or (ii) of this Section 5, then all options granted to such optionee under this Plan shall terminate and no longer be exercisable as of the date such optionee ceases to be an Associate.

        (iv) An optionee who is prevented from performing services as an Associate because of such optionee's disability (other than as provided in subdivision (c)(2)(ii) of this Section 5), or who is on leave of absence for the purpose of serving in a military capacity the government of the country in which the principal place of business of the Company or any Subsidiary is located, or for such other purpose or reason as the Committee may specifically approve, shall not during the period of any such absence be deemed, by virtue of such absence alone, to have terminated such status as an Associate except as the Committee may otherwise expressly provide. All rights which such optionee would have had to exercise options granted hereunder will be suspended during the period of such leave of absence and may be exercised cumulatively by such optionee upon his resuming services as an Associate provided such options are exercised within ten years after the grant thereof.

    6. CAPITAL ADJUSTMENTS. The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which options may be granted to any one optionee hereunder, and the number of shares and the price per share subject to outstanding options shall be appropriately adjusted for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, reorganization, redesignation, recapitalization, or otherwise.

    7. NONTRANSFERABILITY. An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Associate to whom granted, may be exercised only by such Associate.

    8. SECURITIES ACT OF 1933. Upon issuance of shares of the Company's Common Stock hereunder, the recipient of such stock shall represent that the shares are taken for investment and not resale and make such other representations as may be necessary to qualify the issuance of the shares as exempt from the Securities Act of 1933 and shall further represent that he or she will not dispose of such shares in violation of the Securities Act of 1933. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this Section 8. In the event that the Company shall nevertheless deem it necessary to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, then the Company shall take such action at its own expense before delivery of such shares. In the event the shares of the Company shall be listed on any national stock exchange at the time of the exercise of an option under this Plan, then, whenever required, the Company shall register the shares with respect to which such option is exercised under the Securities Exchange Act of 1934, and, whenever required, shall make prompt application for the listing on such stock exchange.

    9. NON-ALIENATION OF BENEFITS. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If any optionee should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate.

    10. AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN. The Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable in order that options granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that without the consent of a majority of the stockholders of the Company, no such amendment shall, except as specified in Section 6 hereof, increase the maximum number of shares for which options may be granted under this Plan. No option may be granted during any suspension of, or after termination of the Plan. No amendment, suspension of, or termination of this Plan shall, without the optionee's consent, alter or impair any of the rights or obligations under any option theretofore granted to her or him under this Plan.

    11. CONTINUATION OF EMPLOYMENT OR OTHER SERVICES. Neither this Plan nor any option granted hereunder shall confer upon any Associate any right to continue to render services or continue to remain in the employ of the Company or any Subsidiary, or limit in any respect the right of the Company or any Subsidiary to terminate the employment or services of any Associate at any time.

    12. EFFECTIVE DATE. The effective date ("Effective Date") of this Plan shall be June 18, 1997, provided that if this Plan is not approved by the holders of a majority of the outstanding shares of Common Stock of the Company within twelve months of the Effective Date, then the Plan shall terminate and any options granted hereunder shall be void and of no further force or effect.

    13. TERMINATION DATE. Unless this Plan shall have been previously terminated by the Board, this Plan shall terminate ten years from the Effective Date, except as to options theretofore granted and outstanding under the Plan at that date, and no option shall be granted after that date.

                          LEADING EDGE PACKAGING, INC.
          This proxy is solicited on behalf of the Board of Directors

    The undersigned stockholder of LEADING EDGE PACKAGING, INC. (the "Company") hereby appoints LIP-BOON SAW and CASEY K. TJANG, as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote as designated below, all of the shares of the Company's Common Stock held of record by the undersigned on June 10, 1997 at the Annual Meeting of Stockholders of the Company to be held at The Peninsula Hotel, 700 Fifth Avenue, Rejane Room, 3rd Floor, New York, New York, on July 28, 1997, at 9:00 a.m. (New York time), or at any adjournment thereof.

(1) Election of Directors:

/ / FOR all nominees listed below      / / WITHHOLD AUTHORITY
(except as marked to the contrary      to vote for any individual
below)                                 nominee listed below.

    LIP-BOON SAW, CASEY K. TJANG, PETER L. COKER, ROBERT B. GOERGEN AND RICHARD
       FUNG-GEA WONG

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.)

(2) Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1998.

                   / / FOR      / / AGAINST      / / ABSTAIN

(3) Proposal to adopt the Company's 1997 Associate Stock Option Plan.

                   / / FOR      / / AGAINST      / / ABSTAIN

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                                  DATE:___________________, 1997

                                                  ______________________________
                                                            SIGNATURE

                                                  ______________________________
                                                    SIGNATURE IF HELD JOINTLY

    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.